EXHIBIT 99.1

Carolina Bank Holdings, Inc. Announces Record 2008 Asset Growth to $616.6 Million

GREENSBORO, N.C., Feb. 4, 2009 (GLOBE NEWSWIRE) -- Carolina Bank Holdings, Inc. (Nasdaq:CLBH) today reported that assets topped $616.6 million at December 31, 2008. Loans increased a record $100.6 million, or 25.1%, during 2008 to $501.4 million at year end. Deposits were up $79.5 million in 2008, or 19.0% to $498.1 million at December 31, 2008. Robert T. Braswell, President and CEO of Carolina Bank Holdings, commented, "While other banks pull back, we have supported the credit and deposit needs of customers as we continue to take market share from our competitors."

Net income was $2.2 million in 2008 compared to $3.0 million reported in 2007. Diluted earnings per share were $0.65 and $0.89 in 2008 and 2007, respectively. Per share results were restated to reflect the impact of the six-for-five stock split in 2007. Performance in 2008 reflects continued strong growth in mortgage banking income, a higher provision for loan losses due to strong loan growth and weakening economic conditions, and higher expenses related to several new offices.

Net income was $180,000, or $0.05 per diluted share, for the fourth quarter of 2008 compared to $686,000, or $0.20 per diluted share, for the fourth quarter of 2007.

Mr. Braswell continued, "Our 2008 earnings, while positive compared to our industry, were not as high as desired due to declining economic conditions. Our superior growth and strong results from our wholesale mortgage operation were keys to our success in 2008 and promise to drive profitable results in the future. We did not face any "sub-prime losses" that have hampered national and money center banks in 2008."

Net interest income for 2008 increased $.6 million from 2007, or 3.9% to $14.7 million, reflecting a 22.2% increase in average earning assets and a drop of 48 basis points in the net interest margin to 2.82% in 2008. Fourth quarter 2008 net interest income increased $49,000, or 1.4%, over the same period in 2007 as average earning assets rose while the net interest margin decreased. The 500 basis point decline in the prime rate since August 2007 has negatively impacted our net interest margin in 2008 because of our asset sensitivity and due to an unusually competitive deposit interest rate market.

Non-interest income for 2008 was $4.6 million, an increase of $2.9 million or 166.6% from 2007. Non-interest income increased to $1.3 million in the fourth quarter of 2008, up $.7 million, or 101.1% from the fourth quarter of 2007. Our new wholesale mortgage division, formed in July 2007, was responsible for the $2.4 million increase in mortgage banking income in 2008. The wholesale mortgage division earned $585,000 in 2008 and $41,000 in 2007. Income is recognized when loans are originated, or on a trading basis, since a commitment to sell loans is generally consummated when a commitment to originate is made, thereby eliminating most of the market risk.

Non-interest expense increased to $14.1 million in 2008, an increase of 41.6% from 2007, and increased 45.9% to $3.9 million in the fourth quarter of 2008. The increase in expenses in 2008 corresponded with our strong loan, deposit and fee income growth. A new corporate headquarters and full service office in downtown Greensboro, a loan production office in Winston-Salem, and the expanded wholesale mortgage division accounted for much of the new expense in 2008.

Mr. Braswell added, "We continue to concentrate on our bank's asset quality and believe that our non performing asset levels and charge-offs are more favorable than most of our peers. We are disappointed in the increase in non performing assets over the past quarter but are working diligently to reduce them." Non-performing assets were $6.4 million, or 1.04% of assets at December 31, 2008, compared with $4.5 million, or 0.91% of assets at December 31, 2007. The bank had net charge-offs of 0.15% of average loans in both 2008 and 2007. The allowance for loan losses was 1.15% and 1.13% of loans held for investment at December 31, 2008 and 2007, respectively.

Shareholders' equity totaled $31.6 million at December 31, 2008, up $1.9 million from twelve months ago due to retention of income. Subordinated debentures increased $9.0 million at December 31, 2008 from 2007 due to the private placement of $9 million in subordinated unsecured notes completed in the third quarter of 2008. Shareholders' equity has increased an additional $16 million in January 2009 from the issuance of preferred stock to the United States Treasury under the UST Capital Purchase Program.

About the Company

Carolina Bank, the banking subsidiary of Carolina Bank Holdings, Inc began banking operations on November 25, 1996. The parent company is a North Carolina corporation organized in 2000. The bank is engaged in lending and deposit gathering activities in the Piedmont Triad of North Carolina, with operations in four counties: Guilford, Alamance, Forsyth and Randolph. The bank has seven full-service banking locations, four in Greensboro, one in Asheboro, one in High Point, and one in Burlington, North Carolina. The Company's stock is listed on the NASDAQ Global Market under the symbol CLBH. Further information is available on the Company's web site: www.carolinabank.com.

This press release contains forward-looking statements regarding future events. These statements are only predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include risks of managing our growth, substantial changes in financial markets, regulatory changes, changes in interest rates, loss of deposits and loan demand to other financial institutions, and changes in real estate values and the real estate market. Additional information concerning factors that could cause actual results to be materially different from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission. Carolina Bank Holdings undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Balance Sheets
 At December 31, 2008 and 2007
                                                     December 31,
                                                  2008        2007
                                               (unaudited)
                                                 --------   --------
                                                    (in thousands)
 ASSETS
 Cash and due from banks                         $  5,896   $  4,967
 Short-term investments and
  interest-earning deposits                            51         55
 Federal funds sold                                     1         --
                                                 --------   --------
     Total cash and cash equivalents                5,948      5,022

 Securities available for sale, at fair value      59,803     59,304
 Securities held-to-maturity, at amortized cost     1,116      3,133

 Loans held for sale                               19,163     11,869
 Loans                                            501,424    400,784
 Allowance for loan losses                        (5,760)    (4,532)
                                                 --------   --------
     Net loans                                    495,664    408,121

 Premises and equipment, net                       19,652     13,792
 Other assets                                      15,265     10,744
                                                 --------   --------

     Total assets                                $616,611   $500,116
                                                 ========   ========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 LIABILITIES
 Deposits:
   Noninterest-bearing                           $ 29,367   $ 30,491
   Interest-bearing                               468,697    388,082
                                                 --------   --------
     Total deposits                               498,064    418,573

 Short-term borrowings                              6,591      6,102
 Federal Home Loan Bank advances                   56,856     31,581
 Subordinated debentures                           19,265     10,310
 Other liabilities                                  4,259      3,910
                                                 --------   --------
     Total liabilities                            585,035    470,476

 STOCKHOLDERS' EQUITY
 Common stock, $1 par value, 20,000,000 shares
  authorized; issued and outstanding -
  3,348,193 shares in 2008 and 3,315,157 in 2007    3,348      3,315
 Additional paid-in capital                        15,586     15,379
 Retained earnings                                 12,893     10,875
 Stock in director rabbi trust                       (648)      (524)
 Directors deferred fees obligation                   648        524
 Accumulated other comprehensive income (loss)       (251)        71
                                                 --------   --------
     Total stockholders' equity                    31,576     29,640
                                                 --------   --------

     Total liabilities and stockholders' equity  $616,611   $500,116
                                                 ========   ========

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Statements of Operations
 For the three months and years ended December 31, 2008 and 2007
 (unaudited)
                                 For the               For the
                            Three Months Ended       Years Ended
                              December 31,           December 31,
                           --------------------  --------------------
                             2008       2007       2008       2007
                           ---------  ---------  ---------  ---------
                             (in thousands, except per share data)
 Interest income:
   Loans                   $   7,009  $   7,612  $  28,483  $  29,172
   Investment securities -
    taxable                      671        734      2,750      3,160
   Investment securities -
    non taxable                  107         78        376        140
   Interest from federal
    funds sold                     2          1         29        187
   Other interest income          --          2          2         32
                           ---------  ---------  ---------  ---------
     Total interest income     7,789      8,427     31,640     32,691
 Interest expense:
   Deposits                    3,609      4,386     14,864     16,893
   Other borrowed money          589        499      2,049      1,627
                           ---------  ---------  ---------  ---------
     Total interest
      expense                  4,198      4,885     16,913     18,520
                           ---------  ---------  ---------  ---------

 Net interest income           3,591      3,542     14,727     14,171
 Provision for loan losses       705        420      1,910      1,162
                           ---------  ---------  ---------  ---------

 Net interest income after
  provision for
  loan losses                  2,886      3,122     12,817     13,009

 Noninterest income:
   Service charges               272        204        926        748
   Mortgage banking
    income                       914        343      2,959        543
   Securities gains
    (losses), net                 --       (13)        227       (14)
   Other                         111        111        497        452
                           ---------  ---------  ---------  ---------
     Total noninterest
      income                   1,297        645      4,609      1,729

 Noninterest expense:
   Salaries and benefits       2,037      1,380      7,666      5,344
   Occupancy and equipment       641        372      1,891      1,330
   Professional fees             371        295      1,316        806
   Outside data processing       228        163        758        607
   Advertising
    and promotion                163        118        587        473
   Stationery, printing
    and supplies                 155        129        529        469
   Impairment charge              --         --         --        100
   Other                         336        238      1,311        798
                           ---------  ---------  ---------  ---------
     Total noninterest
      expense                  3,931      2,695     14,058      9,927
                           ---------  ---------  ---------  ---------

 Income before
  income taxes                   252      1,072      3,368      4,811
 Income taxes expense             72        386      1,174      1,787
                           ---------  ---------  ---------  ---------

 Net income                $     180  $     686  $   2,194  $   3,024
                           =========  =========  =========  =========

 Basic earnings per
  common share             $    0.05  $    0.21  $    0.66  $    0.92
 Diluted earnings per
  common share             $    0.05  $    0.20  $    0.65  $    0.89

 Average common
  shares outstanding       3,348,193  3,313,724  3,344,010  3,280,315
 Average common shares
  and dilutive potential
  common shares
  outstanding              3,366,244  3,394,797  3,386,631  3,402,711

 Total Shares outstanding
  at end of period         3,348,193  3,315,157  3,348,193  3,315,157

All per share information has been presented or restated to reflect the effect of the six-for-five stock split in 2007.

 Carolina Bank Holdings, Inc.
 Consolidated Financial Highlights
 Fourth Quarter 2008
 (unaudited)

 ($ in                                 Quarterly
 thousands       -----------------------------------------------------
 except for      4th Qtr.    3rd Qtr.   2nd Qtr.   1st Qtr.   4th Qtr.
 share data)       2008       2008       2008       2008        2007
                 ---------  ---------  ---------  ---------   --------

 EARNINGS
   Net interest
    income       $   3,591      3,860      3,711      3,565      3,542
   Provision
    for loan
    loss         $     705        350        620        235        420
   NonInterest
    income       $   1,297      1,034      1,421        857        645
   NonInterest
    expense      $   3,931      3,434      3,600      3,093      2,695
   Net income    $     180        704        608        702        686
   Basic
    earnings
    per share    $    0.05       0.21       0.18       0.21       0.21
   Diluted
    earnings
    per share    $    0.05       0.21       0.18       0.21       0.20
   Average
    shares
    outstanding  3,348,193  3,343,818  3,342,966  3,341,061  3,313,724
   Average
    diluted
    shares
    outstanding  3,366,244  3,367,778  3,397,474  3,415,029  3,394,797

 PERFORMANCE
 RATIOS
   Return on
    average
    assets*          0.12%      0.49%      0.45%      0.55%      0.57%
   Return on
    average
    common
    equity*          2.31%      8.99%      7.90%      9.29%      9.45%
   Net interest
    margin
    (fully-tax
    equivalent)*     2.56%      2.86%      2.91%      2.94%      3.08%
   Efficiency
    ratio           79.64%     69.54%     69.63%     69.40%     63.89%
   # full-time
    equivalent
    employees -
    period end         119        114        101         96         89

 CAPITAL
   Equity to
    ending
    assets           5.12%      5.30%      5.42%      5.82%      5.93%
   Tier 1
    leverage
    capital
    ratio -
    Bank             7.00%      7.28%      7.51%      7.83%      8.17%
   Tier 1
    risk-based
    capital
    ratio -
    Bank             7.62%      7.78%      8.08%      8.71%      8.97%
   Total
    risk-based
    capital
    ratio -
    Bank            10.29%     10.47%      9.09%      9.73%     10.00%
   Book value
    per share    $    9.43       9.28       9.19       9.13       8.94

 ASSET QUALITY
   Net
    charge-offs
    (recoveries) $     399         (2)       218         67        364
   Net
    charge-offs
    to average
    loans*           0.33%      0.00%      0.20%      0.06%      0.36%
   Allowance
    for loan
    losses       $   5,760      5,454      5,102      4,700      4,532
   Allowance
    for loan
    losses to
    loans held
    invst.           1.15%      1.14%      1.12%      1.13%      1.13%
   Nonperforming
    loans        $   5,656      2,912      1,601      3,715      3,538
   Restructured
    loans        $       0          0          0          0          0
   Other real
    estate
    owned        $     728        441        511        592      1,001
   Nonperforming
    loans to
    loans held
    for
    investment       1.13%      0.61%      0.35%      0.89%      0.88%
   Nonperforming
    assets to
    total
    assets           1.04%      0.57%      0.37%      0.82%      0.91%

 END OF PERIOD
  BALANCES
   Total assets  $ 616,611    591,364    567,119    524,203    500,116
   Total
    earning
    assets       $ 581,558    552,128    532,869    494,359    474,145
   Total loans
    held for
    investment   $ 501,424    477,298    456,841    416,121    400,784
   Total
    deposits     $ 498,064    464,969    460,340    437,699    418,573
   Stockholders'
    equity       $  31,576     31,357     30,723     30,533     29,640

 AVERAGE
  BALANCES
   Total assets  $ 598,800    571,941    544,808    513,580    484,039
   Total
    earning
    assets       $ 563,769    541,231    516,152    490,678    464,675
   Total loans
    held for
    investment   $ 486,472    470,730    436,610    412,521    399,223
   Total
    interest-
    bearing
    deposits     $ 453,645    427,669    411,423    401,975    379,562
   Stockholders'
    equity       $  30,911     31,058     30,869     30,319     29,048

                                                      Year Ended
                                                ----------------------
($ in thousands except for share data)            2008         2007
                                                ---------    ---------

 EARNINGS
   Net interest income                             14,727       14,171
   Provision for loan loss                          1,910        1,162
   NonInterest income                               4,609        1,729
   NonInterest expense                             14,058        9,927
   Net income                                       2,194        3,024
   Basic earnings per share                          0.66         0.92
   Diluted earnings per share                        0.65         0.89
   Average shares outstanding                   3,344,010    3,280,315
   Average diluted shares outstanding           3,386,631    3,402,711

 PERFORMANCE RATIOS
   Return on average assets*                        0.39%        0.67%
   Return on average common equity*                 7.13%       10.98%
   Net interest margin (fully-tax equivalent)*      2.82%        3.30%
   Efficiency ratio                                72.08%       62.20%
   # full-time equivalent employees - period end       89           89

 CAPITAL
   Equity to ending assets                          5.12%        5.93%
   Tier 1 leverage capital ratio - Bank             7.00%        8.17%
   Tier 1 risk-based capital ratio - Bank           7.62%        8.97%
   Total risk-based capital ratio - Bank           10.29%       10.00%
   Book value per share                              9.43         8.94

 ASSET QUALITY
   Net charge-offs (recoveries)                       682          528
   Net charge-offs to average loans*                0.15%        0.15%
   Allowance for loan losses                        5,760        4,532
   Allowance for loan losses to loans held invst.   1.15%        1.13%
   Nonperforming loans                              5,656        3,538
   Restructured loans                                   0            0
   Other real estate owned                            728        1,001
   Nonperforming loans to loans held
    for investment                                  1.13%        0.88%
   Nonperforming assets to total assets             1.04%        0.91%

 END OF PERIOD BALANCES
   Total assets                                   616,611      500,116
   Total earning assets                           581,558      474,145
   Total loans held for investment                501,424      400,784
   Total deposits                                 498,064      418,573
   Stockholders' equity                            31,576       29,640

 AVERAGE BALANCES
   Total assets                                   557,282      451,130
   Total earning assets                           527,957      431,926
   Total loans held for investment                451,583      358,575
   Total interest-bearing deposits                423,679      361,800
   Stockholders' equity                            30,771       27,541

 * annualized for all periods presented

CONTACT:  Carolina Bank Holdings, Inc.
          Robert T. Braswell, President and CEO
          336-286-8761
          b.braswell@carolinabank.com